Exhibit 32.1


                        CERTIFICATION OF PERIODIC REPORT

I, Jackelyn Giroux, President of FoneFriend, Inc ( the "Company" ), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         The Quarterly Report on Form 10-QSB of the Company for the three months ended June 30, 2003 (the "Report") fully complies with the requirements of
Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 19, 2003


                                            /S/ Jackelyn Giroux
                                            ------------------------------
                                            Jackelyn Giroux, President/Director